Exhibit 10.3

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of November 18, 2011 to the Credit Agreement referenced below is by and among CACI International Inc, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 21, 2010 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and all the Lenders have agreed to the requested modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended as follows:

2.1 The table in the definition of “Applicable Rate” in Section 1.01 is amended to read as follows:

Pricing Tier	Consolidated Total Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	Commitment Fee

1	< 1.25:1.0	1.25%	0.25%	0.20%

2	≥ 1.25:1.0 but < 2.25:1.0	1.50%	0.50%	0.25%

3	≥ 2.25:1.0 but < 3.25:1.0	1.75%	0.75%	0.30%

4	≥ 3.25:1.0 but < 4.25:1.0	2.00%	1.00%	0.35%

5	≥ 4.25:1.0	2.50%	1.50%	0.40%

2.2 In the definition of “Applicable Rate” in Section 1.01 the reference to “Pricing Tier 6” is amended to read “Pricing Tier 5” and a new sentence is inserted before the last sentence of the definition to read as follows:

The Applicable Rate in effect from the effective date of the Second Amendment to this Agreement through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending December 31, 2011 shall be determined based upon Pricing Tier 2.

2.3 In the definition of “Consolidated Fixed Charges” in Section 1.01 clause (d) is amended to read as follows:

Restricted Payments made under Section 8.06(d) (other than (i) Specified Restricted Payments and (ii) all other Restricted Payments made since the end of the most recent Applicable Period most recently ended prior to the date of such Restricted Payment if, at the time any such Restricted Payment is made, the Consolidated Total Leverage Ratio recomputed as of the end of such Applicable Period is less than 3.0:1.0 on a Pro Forma Basis after giving effect to such Restricted Payment plus all other Restricted Payments made since the end of such Applicable Period).

2.4 The definition of “Maturity Date” in Section 1.01 is amended to read as follows:

“Maturity Date” means November 18, 2016; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

2.5 In the definition of “Specified Restricted Payments” in Section 1.01, the word “and” is inserted after clause (a), a period is inserted after clause (b) and clauses (c) and (d) are deleted in their entirety.

2.6 The table in Section 2.07(c) is amended to read as follows:

Payment Dates	Principal Amortization Payment

March 31, 2011	$1,875,000

June 30, 2011	$1,875,000

September 30, 2011	$1,875,000

December 31, 2011	$1,875,000

March 31, 2012	$1,875,000

June 30, 2012	$1,875,000

September 30, 2012	$1,875,000

December 31, 2012	$1,875,000

March 31, 2013	$1,875,000

June 30, 2013	$1,875,000

September 30, 2013	$1,875,000

December 31, 2013	$1,875,000

March 31, 2014	$1,875,000

June 30, 2014	$1,875,000

September 30, 2014	$1,875,000

December 31, 2014	$1,875,000

March 31, 2015	$1,875,000

June 30, 2015	$1,875,000

September 30, 2015	$1,875,000

December 31, 2015	$3,750,000

March 31, 2016	$3,750,000

June 30, 2016	$3,750,000

September 30, 2016	$3,750,000

Maturity Date for the Term Loan	Unpaid principal balance of the Term Loan

2.7 The reference to “$200 million” in clause (iv)(A) of the second proviso of Section 11.01 is amended to read “$300 million”.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment executed by the Loan Parties and the Lenders.

(b) Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the extent requested by the Administrative Agent.

(c) Certified Resolutions. Receipt by the Administrative Agent of such certificates of resolutions or other action of the Loan Parties authorizing and approving this Amendment.

(d) Assignment and Assumption. Each Lender that will not execute this Amendment shall have assigned all of its rights and obligations under the Credit Agreement and the other Loan Documents (including all of its Commitments and the Loans) in accordance with Section 11.06(b) of the Credit Agreement to a Lender that will execute this Amendment.

(e) Fees. Receipt by the Administrative Agent, the Arranger and the Lenders of all fees required to be paid on or before the effective date of this Amendment.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except as expressly set forth in Section 2 above).

7. Reaffirmation of Security Interests. Each Loan Party (a) agrees that, notwithstanding the effectiveness of this Amendment, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guaranty of the Obligations and its grant of a security interest pursuant to the Collateral Documents in its assets that constitute Collateral as collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guaranty and grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

	By:	/s/ Thomas A. Mutryn

	Name:	Thomas A. Mutryn

	Title:	Executive Vice President, Chief Financial Officer & Treasurer

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation

CACI PRODUCTS COMPANY CALIFORNIA, a California corporation

CACI, INC.-FEDERAL, a Delaware corporation

CACI, INC.-COMMERCIAL, a Delaware corporation

CACI TECHNOLOGIES, INC., a Virginia corporation

CACI DYNAMIC SYSTEMS, INC., a Virginia corporation

CACI PREMIER TECHNOLOGY, INC., a Delaware corporation

CACI MTL SYSTEMS, INC., a Delaware corporation

CACI SYSTEMS, INC., a Virginia corporation

CACI-CMS INFORMATION SYSTEMS, INC, a Virginia corporation

CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation

R.M. VREDENBURG & CO., a Virginia corporation

CACI-WGI, INC., a Delaware corporation

CACI SECURED TRANSFORMATIONS, INC., a Florida corporation

CACI-NSR, INC., a Delaware corporation

CACI TECHNOLOGY INSIGHTS, INC., a Virginia corporation

CACI-ATHENA, INC., a Delaware corporation

BUSINESS DEFENSE AND SECURITY CORPORATION, a Virginia corporation

CACI-ISS, INC., a Delaware corporation

SYSTEMWARE INCORPORATED, a California corporation

APPLIED SYSTEMS RESEARCH, INC., a Virginia corporation

TECHNIGRAPHICS, INC., an Ohio corporation

PANGIA TECHNOLOGIES, LLC, a Nevada limited liability company

By:	/s/ Thomas A. Mutryn

Name:	Thomas A. Mutryn

Title:	Executive Vice President, Chief Financial Officer & Treasurer

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Roberto Salazar

	Name:	Roberto Salazar

	Title:	Vice President

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Michael T. Radcliffe

	Name:	Michael T. Radcliffe

	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anthony Galea

	Name:	Anthony Galea

	Title:	Vice President

SUNTRUST BANK

	By:	/s/ David Bennett

	Name:	David Bennett

	Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA

	By:	/s/ Sandra BVW Braun

	Name:	Sandra BVW Braun

	Title:	SVP

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Scott Santa Cruz

Name:	Scott Santa Cruz

Title:	Managing Director

RBC BANK (USA)

By:

Name:

Title:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ James E. Davis

Name:	James E. Davis

Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Bremmer Kneib

Name:	Bremmer Kneib

Title:	Assistant Vice President

[SIGNATURE PAGES FOLLOW]

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK

By:

Name:

Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:

Name:

Title:

TD BANK, N.A.

By:	/s/ Louise Wager

Name:	Louise Wager

Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Steven L. Sawyer

Name:	Steven L. Sawyer

Title:	Vice President

CAPITAL ONE, N.A.

By:	/s/ Todd W. Rowley

Name:	Todd W. Rowley

Title:	SVP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Shaheen Malik	/s/ Michael Spaight

Name:	Shaheen Malik	Michael Spaight

Title:	Vice President	Associate

THE NORTHERN TRUST COMPANY

By:	/s/ Michael Kingsley

Name:	Michael Kingsley

Title:	Sr. Vice President

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle

Name:	Lawrence C. Deihle

Title:	SVP

[SIGNATURE PAGES FOLLOW]

TAIPEI FUBON COMMERCIAL BANK, CO., LTD.

By:	/s/ Bill Hwang

Name:	Bill Hwang

Title:	First Vice President & General Manager

BANK LEUMI USA

By:

Name:

Title:

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

By:

Name:

Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Eric Y.S. Tsai

Name:	/s/ Eric Y.S. Tsai

Title:	V.P. & General Manager

ROYAL BANK OF CANADA

By:	/s/ Richard Smith

Name:	Richard Smith

Title:	Authorized Signatory